SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 12, 2008

Date of Report (Date of earliest event reported)

INERGY, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	0-32453	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 12, 2008, Robert A. Pascal (age 74) retired as a director of Inergy GP, LLC, the managing general partner of Inergy, L.P. (the “Partnership”). The retirement of Mr. Pascal is effective immediately and is not the result of any disagreement with the Partnership relating to the Partnership’s operations, policies or practices. Mr. Pascal does not serve on any standing committees of the board of directors.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY, L.P.

	By:	INERGY GP, LLC,
Its Managing General Partner

Date: December 17, 2008	By:	/s/ Laura L. Ozenberger
Laura L. Ozenberger
Sr. Vice President - General Counsel and Secretary